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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported): January 26, 2006

                             DYCOM INDUSTRIES, INC.
             (Exact name of Registrant as specified in its charter)

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
       Florida                                       0-5423                             59-1277135
(State or other jurisdiction)               (Commission file number)                    (I.R.S. employer
      of incorporation)                                                                 identification no.)
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                        11770 U.S. Highway One, Suite 101
                        Palm Beach Gardens, Florida 33408
               (Address of principal executive offices) (Zip Code)

                                 (561) 627-7171
              (Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4c))

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Item 1.01          Entry into a Material Definitive Agreement.

Performance Based Restricted Stock Award.
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                  On January 26, 2006, the Compensation Committee (the
"Committee") of the Board of Directors of Dycom Industries, Inc. ("Dycom") granted an award of performance-based restricted stock (the "PBRS Award") to the President and Chief Executive Officer and the Executive Vice President and Chief Operating Officer of Dycom, in the amounts set forth below. PBRS Awards are granted pursuant to the 2003 Long-Term Incentive Plan and will vest subject to the Named Executive Officer's continued employment with Dycom and the satisfaction of certain pre-established performance measures based upon pre-tax income before asset impairment and operating cash flow ratio that were approved by the Committee at its meeting (the "Performance Measures").

                  PBRS Awards will generally vest in three equal installments based on the attainment of the Performance Measures over each of the following 12-month performance periods: i) the period beginning on the first day of Dycom's 2006 second fiscal quarter and ending on the last day of Dycom's 2007 first fiscal quarter, ii) Dycom's 2007 fiscal year and iii) Dycom's 2008 fiscal year (the "Annual Award"). In addition, each Named Executive Officer will receive additional vested performance-based restricted stock, based upon a percentage of such Named Executive Officer's Annual Award that vests in respect of each performance period, in accordance with the satisfaction of the Performance Measures for the following performance periods required for such additional shares: i) the period beginning on the first day of Dycom's 2006 second fiscal quarter and ending on the last day of Dycom's 2007 first fiscal quarter, ii) the period beginning on the first day of Dycom's 2006 fiscal year and ending on the last day of Dycom's 2007 fiscal year and iii) the three-year period beginning on the first day of Dycom's 2006 fiscal year and ending on the last day of Dycom's 2008 fiscal year.

         Performance-Based Restricted Stock Awards
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         Name                                                     PBRS Award
         ----                                                     ----------

         Steven E. Nielsen                                            23,079
         President and Chief Executive Officer

         Timothy R. Estes                                             15,735
         Executive Vice President and Chief Operating Officer


                  A form of performance-based restricted stock award agreement for the Named Executive Officers is attached hereto as Exhibit 10.1.


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SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


Dated: February 1, 2005


                                       DYCOM INDUSTRIES, INC.
                                       (Registrant)


                                 By:  /s/ Richard L. Dunn
                                      -----------------------------
                                      Name:  Richard L. Dunn
                                      Title: Senior Vice President and
                                             Chief Financial Officer

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                                Index to Exhibits
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Exhibit No.                     Description
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10.1                            Form of Performance-Based Restricted Stock Award
                                Agreement.